                                                                  EXHIBIT 10.22



                               RETENTION AGREEMENT

         THIS RETENTION AGREEMENT is made and entered into as of June 10, 1999, by and between NU-KOTE HOLDING, INC., a Delaware corporation (hereinafter, the "Company"), and C. Ronald Baiocchi (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Company and Employee entered into a certain retention agreement on or around May 1, 1998 (the "Old Agreement"); and

         WHEREAS, the Company is presently in the process of reorganizing (the "Reorganization") under Chapter 11 of the United States Bankruptcy Code (the "Code"); and

         WHEREAS, pursuant to the provisions set forth in the Code, the Company has the right to reject the Old Agreement, and notwithstanding such right of rejection, the Company is willing to retain Employee as an employee until such time as the Company determines the services of Employee are no longer required and Employee desires to remain employed by the Company during such time and the Employee has provided valuable services to the Company in connection with the Chapter 11 filing;

         NOW, THEREFORE, for the reasons set forth, in consideration of the mutual promises, covenants and agreements made herein, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

         1. Retention. The Company hereby retains Employee in the position of Vice President/General Manager North American Operations and Employee hereby accepts said retention by the Company on the terms and conditions specified herein and subject specifically to approval by the Bankruptcy Court.

         2. Term. The term of this Agreement shall commence on the date hereof and, unless earlier terminated in accordance with the provisions set forth herein below, shall expire on the earlier of (i) the date on which a Chapter 11 Plan for the Company is confirmed by the U.S. Bankruptcy Court for the Middle District of Tennessee; or (ii) the sale of all or a substantial portion of the Company's assets under ss. 363 of the Bankruptcy Code ("Period of Employment"). Notwithstanding anything to the contrary in this Section 2, the provisions of
Section 7 will survive the expiration or earlier termination of this Agreement. In the event Employee and the Company desire to maintain an employment relationship following the expiration of the Period of Employment, such employment relationship shall be "at will" unless further agreements are made in writing between the Employee and the Company.

         3. Duties of Employee. Employee shall perform those duties which are assigned to him/her by the chief executive officer of the Company and which are commensurate with the Employee's position. Employee hereby represents that his/her employment hereunder and



RETENTION AGREEMENT - PAGE 1
compliance by him/her with the terms and conditions of this Agreement will not conflict with or result in the breach of any agreement to which he/she is a party or by which he/she may be bound. Employee agrees to devote his/her full time, attention and skill to his/her duties hereunder.

      4. Compensation.

            (a) As compensation for the duties and services performed by Employee, the Company will pay Employee a monthly base salary at the rate in effect on the date of this Agreement, subject to federal and state withholding allowances and in accordance with the Company's standard payroll practices.

            (b) In addition, the Company acknowledges that Employee is performing his/her job at a time when the Company's financial situation is precarious and that Employee has other employment opportunities which he/she has been asked to forego. Thus, the Company agrees that, in addition to, and without limitation of, any other compensation contemplated hereby, Employee shall receive upon the expiration of the Period of Employment a cash bonus in the lump sum amount of Two Hundred Twenty-Five Thousand Dollars and No/100ths ($225,000.00), subject to applicable state and federal withholding allowances (the "Retention Payment"). This Retention Payment shall be earned and payable, as a post-petition administrative expense, in the next regular payroll cycle of the Company following expiration of the Period of Employment, such expiration being defined in Section 2.

            (c) Employee shall be entitled to receive this Retention Payment so long as the Employee is employed by the Company at the time the Period of Employment expires as defined in Section 2 herein. Notwithstanding the preceding provisions of this Section 4 should the Company terminate this Agreement without cause, then the Retention Payment shall be payable immediately as a post-petition administrative expense. However, if this Agreement is terminated prior to the expiration of the Period of Employment for cause by the Company or without cause by the Employee no Retention Payment shall be payable.

      5. Benefits. Employee shall also be entitled to participate in all benefit plans and programs that are available to the Employee as of the date of this Agreement. Additionally, the Employee shall be entitled to receive all benefits which accrue through the date of termination of the Employee's employment with the Company.

      6. Termination.

            (a) By the Company. The Company shall have the right at any time, by written notice to the Employee to terminate this Agreement, if one of the following events occurs:

                (i) Employee's conviction in a court of law of any crime or offense involving misuse or misappropriation of money or other property of the Company; or






RETENTION AGREEMENT - PAGE 2

                (ii) Employee's willful failure or refusal to perform specific directives of the chief executive officer of the Company, which directives are consistent with the scope and nature of Employee's duties and responsibilities as described in this Agreement and which are not remedied by the Employee within thirty (30) days after notice to the Employee, or the commission of any intentional tort by the Employee against the Company, or any breach by Employee of the covenants set forth in Section 7 of this Agreement; or

                (iii) any action of dishonesty or disloyalty by Employee or any act involving moral turpitude of the Employee which materially adversely affect the business of the Company; or

                (iv) the inability of Employee to perform his/her duties hereunder for a period of thirty (30) consecutive days (or sixty (60) total days in any ninety (90) day period) by reason of illness or mental or physical disability; or

                (v) any statements, observations, or opinions or communication of information (whether oral or written) made by or caused to be made by the Employee that disparages or is likely in any way to harm the reputation of the Company; or

                (vi)  Employee's death.

For purposes of this Section, it is understood and agreed that good faith errors in judgment made by the Employee shall not constitute grounds for termination for cause hereunder. Notwithstanding the above, it is the intent of the Company at all times to comply with the Americans With Disabilities Act, the Family and Medical Leave Act and any other applicable federal and state employment laws. In the case of termination under this Section 6(a), all obligations of the parties under this Agreement shall cease, except for the Company's obligations under Sections 4(a) and 5 herein through the date of the Employee's separation and Employee's obligations under Section 7 hereof.

            (b) By Employee. This Agreement shall be terminable without cause by Employee upon two (2) weeks written notice to the Company. This Agreement shall be terminable by Employee for cause upon thirty (30) days written notice to the Company, if the Company willfully breaches any material terms of this Agreement and provided such breach has not been cured by the Company within such thirty (30) day period. In the case of termination under this Section 6(b), all obligations of the parties in this Agreement shall cease, except for Employee's obligations under Section 7 and, unless the termination by the Employee is without cause, Employer's obligation to pay the Retention Payment.

      7. Confidential Information. In consideration of the covenants of the Company contained herein, Employee agrees as follows:



RETENTION AGREEMENT - PAGE 3

            (a) Employee hereby agrees and acknowledges that he/she has had access to or is aware of certain confidential, restricted and/or proprietary information concerning operation by the Company's business (the "Business"). Employee hereby undertakes and agrees that he/she shall have a duty to the Company to protect such information from use or disclosure.

            (b) For the purposes of this Section 7, the following definitions shall apply:

                (i) "Trade Secret" as related to the Business, shall mean any specialized technical information or data relating to (A) the manufacture and distribution of impact and non-impact imaging supplies for office and home printing devices (including the manufacture and distribution of typewriter and printer ribbons, thermal fax ribbons, cartridges and toner for laser printers, facsimile machines and copiers, cartridges and ink for ink jet printers, specialty papers, calculator ink rolls, and carbon paper; (B) marketing strategy or plans of the Company; (C) proprietary computer software; and (D) terms of contracts with suppliers, employees and principal customers of the Company which are not generally known to the competitors of the Company.

                (ii) "Confidential Information," as related to the Business, shall mean any data or information, other than Trade Secrets, which is material to the Company or its affiliates and not generally known by the public. Confidential Information shall include, without limitation, any information pertaining to the business opportunities of the Company, the details of this Agreement, and the business plans, financial statements and projections of the Company.

            (c) Employee shall not, without the prior written consent of the Company, use or disclose, or negligently permit any unauthorized person who is not an employee of the Company to use, disclose, or gain access to, any Trade Secrets or Confidential Information; provided, however, Employee shall be permitted, and this Agreement shall constitute written consent of the Company, to use Confidential Information, and to disclose such Confidential Information to his/her advisors (including specifically, without limitation, attorneys, accountants, bankers, and others) for the purposes of assessing the viability of and preparing a plan to acquire a portion of the assets of the Company.

            (d) Employee hereby agrees to deliver to, or maintain on behalf of, the Company and its affiliates all memoranda, notes, records, drawings, manuals or other documents, including all copies of such materials, containing Trade Secrets or Confidential Information, whether made or compiled by Employee or furnished to him/her from any source by virtue





RETENTION AGREEMENT - PAGE 4
         of his/her relationship with the Company or its affiliates. All such memoranda, notes, records, drawings, manuals, other documents and other materials shall be delivered to the Company by the Employee upon termination of the Employee's employment with the Company.

         8. Assignments; Successors and Assigns. The rights and obligations of Employee hereunder are not assignable or delegable and any prohibited assignment or delegation will be null and void. The Company may assign and delegate this Agreement to a successor in interest to the Company's business. Any such assignment shall expressly include the obligations herein and shall not relieve the Company of same. The provisions hereof shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto.

         9. Governing Law. This Agreement shall be interpreted under, subject to and governed by the substantive laws of the State of Tennessee, without giving effect to provisions thereof regarding conflict of laws, and all questions concerning its validity, construction, and administration shall be determined in accordance thereby.

         10. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original but all of which will together constitute one and same instrument.

         11. Invalidity. The invalidity or unenforceability of any provision of this Agreement shall not affect any other provision hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         12. Exclusiveness. This Agreement constitutes the entire understanding and agreement between the parties with respect to the retention by the Company of Employee and supersedes any and all other agreements, oral or written, between the parties, including but not limited to the Old Agreement. To the extent the Employee has a claim arising out of the Company's rejection of the Old Agreement, such claim is waived.

         13. Modification. This Agreement may not be modified or amended except in writing signed by the parties. No term or condition of this Agreement will be deemed to have been waived except in writing by the party charged with waiver. A waiver shall operate only as to the specific term or condition waived and will not constitute a waiver for the future or act on anything other than that which is specifically waived.

         14. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first-class postage prepaid by registered mail, return receipt requested, or when delivered if by hand, overnight delivery service or confirmed facsimile transmission, to the following:






RETENTION AGREEMENT - PAGE 5

            (a) If to the Company, at 200 Beasley Drive, P.O. Box 3000, Franklin, Tennessee, 37068, Attention: President and Chief Executive Officer, or at such other address as may have been furnished to the Employee by the Company in writing; or

            (b) If to the Employee, at the address stated below, or such other address as may have been furnished to the Company by Employee in writing.

      15. Consolidation, Merger or Sale of Assets. Nothing in this Agreement shall preclude the Company from consolidating or merging in to or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertaking of the Company hereunder. No such consolidation, merger or transfer shall affect the rights of the Employee or the obligations of the Company hereunder.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         "COMPANY"

                                          NU-KOTE HOLDING, INC.

                                          By:
                                             -----------------------------------
                                               Patrick E. Howard, President


                                          "EMPLOYEE"


                                          --------------------------------------
                                          C. Ronald Baiocchi



                                          Employee's Principal Address:


                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------





RETENTION AGREEMENT - PAGE 6

                               RETENTION AGREEMENT

         THIS RETENTION AGREEMENT is made and entered into as of June 10, 1999, by and between NU-KOTE HOLDING, INC., a Delaware corporation (hereinafter, the "Company"), and Phillip L. Theodore (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Company and Employee entered into a certain retention agreement on or around May 1, 1998 (the "Old Agreement"); and

         WHEREAS, the Company is presently in the process of reorganizing (the "Reorganization") under Chapter 11 of the United States Bankruptcy Code (the "Code"); and

         WHEREAS, pursuant to the provisions set forth in the Code, the Company has the right to reject the Old Agreement, and notwithstanding such right of rejection, the Company is willing to retain Employee as an employee until such time as the Company determines the services of Employee are no longer required and Employee desires to remain employed by the Company during such time and the Employee has provided valuable services to the Company in connection with the Chapter 11 filing;

         NOW, THEREFORE, for the reasons set forth, in consideration of the mutual promises, covenants and agreements made herein, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

         16. Retention. The Company hereby retains Employee in the position of Senior Vice President/Chief Financial Officer and Employee hereby accepts said retention by the Company on the terms and conditions specified herein and subject specifically to approval by the Bankruptcy Court.

         17. Term. The term of this Agreement shall commence on the date hereof and, unless earlier terminated in accordance with the provisions set forth herein below, shall expire on the earlier of (i) the date on which a Chapter 11 Plan for the Company is confirmed by the U.S. Bankruptcy Court for the Middle District of Tennessee; or (ii) the sale of all or a substantial portion of the Company's assets under ss. 363 of the Bankruptcy Code ("Period of Employment"). Notwithstanding anything to the contrary in this Section 2, the provisions of
Section 7 will survive the expiration or earlier termination of this Agreement. In the event Employee and the Company desire to maintain an employment relationship following the expiration of the Period of Employment, such employment relationship shall be "at will" unless further agreements are made in writing between the Employee and the Company.

         18. Duties of Employee. Employee shall perform those duties which are assigned to him/her by the chief executive officer of the Company and which are commensurate with the Employee's position. Employee hereby represents that his/her employment hereunder and




RETENTION AGREEMENT - PAGE 1
compliance by him/her with the terms and conditions of this Agreement will not conflict with or result in the breach of any agreement to which he/she is a party or by which he/she may be bound. Employee agrees to devote his/her full time, attention and skill to his/her duties hereunder.

      19. Compensation.

            (a) As compensation for the duties and services performed by Employee, the Company will pay Employee a monthly base salary at the rate in effect on the date of this Agreement, subject to federal and state withholding allowances and in accordance with the Company's standard payroll practices.

            (b) In addition, the Company acknowledges that Employee is performing his/her job at a time when the Company's financial situation is precarious and that Employee has other employment opportunities which he/she has been asked to forego. Thus, the Company agrees that, in addition to, and without limitation of, any other compensation contemplated hereby, Employee shall receive upon the expiration of the Period of Employment a cash bonus in the lump sum amount of One Hundred Sixty Thousand Dollars and No/100ths ($160,000.00), subject to applicable state and federal withholding allowances (the "Retention Payment"). This Retention Payment shall be earned and payable, as a post-petition administrative expense, in the next regular payroll cycle of the Company following expiration of the Period of Employment, such expiration being defined in Section 2.

            (c) Employee shall be entitled to receive this Retention Payment so long as the Employee is employed by the Company at the time the Period of Employment expires as defined in Section 2 herein. Notwithstanding the preceding provisions of this Section 4 should the Company terminate this Agreement without cause, then the Retention Payment shall be payable immediately as a post-petition administrative expense. However, if this Agreement is terminated prior to the expiration of the Period of Employment for cause by the Company or without cause by the Employee no Retention Payment shall be payable.

      20. Benefits. Employee shall also be entitled to participate in all benefit plans and programs that are available to the Employee as of the date of this Agreement. Additionally, the Employee shall be entitled to receive all benefits which accrue through the date of termination of the Employee's employment with the Company.

      21. Termination.

            (a) By the Company. The Company shall have the right at any time, by written notice to the Employee to terminate this Agreement, if one of the following events occurs:

                (i) Employee's conviction in a court of law of any crime or offense involving misuse or misappropriation of money or other property of the Company; or





RETENTION AGREEMENT - PAGE 2

                (ii) Employee's willful failure or refusal to perform specific directives of the chief executive officer of the Company, which directives are consistent with the scope and nature of Employee's duties and responsibilities as described in this Agreement and which are not remedied by the Employee within thirty (30) days after notice to the Employee, or the commission of any intentional tort by the Employee against the Company, or any breach by Employee of the covenants set forth in Section 7 of this Agreement; or

                (iii) any action of dishonesty or disloyalty by Employee or any act involving moral turpitude of the Employee which materially adversely affect the business of the Company; or

                (iv) the inability of Employee to perform his/her duties hereunder for a period of thirty (30) consecutive days (or sixty (60) total days in any ninety (90) day period) by reason of illness or mental or physical disability; or

                (v) any statements, observations, or opinions or communication of information (whether oral or written) made by or caused to be made by the Employee that disparages or is likely in any way to harm the reputation of the Company; or

                (vi)  Employee's death.

For purposes of this Section, it is understood and agreed that good faith errors in judgment made by the Employee shall not constitute grounds for termination for cause hereunder. Notwithstanding the above, it is the intent of the Company at all times to comply with the Americans With Disabilities Act, the Family and Medical Leave Act and any other applicable federal and state employment laws. In the case of termination under this Section 6(a), all obligations of the parties under this Agreement shall cease, except for the Company's obligations under Sections 4(a) and 5 herein through the date of the Employee's separation and Employee's obligations under Section 7 hereof.

            (b) By Employee. This Agreement shall be terminable without cause by Employee upon two (2) weeks written notice to the Company. This Agreement shall be terminable by Employee for cause upon thirty (30) days written notice to the Company, if the Company willfully breaches any material terms of this Agreement and provided such breach has not been cured by the Company within such thirty (30) day period. In the case of termination under this Section 6(b), all obligations of the parties in this Agreement shall cease, except for Employee's obligations under Section 7 and, unless the termination by the Employee is without cause, Employer's obligation to pay the Retention Payment.

      22. Confidential Information. In consideration of the covenants of the Company contained herein, Employee agrees as follows:





RETENTION AGREEMENT - PAGE 3

            (a) Employee hereby agrees and acknowledges that he/she has had access to or is aware of certain confidential, restricted and/or proprietary information concerning operation by the Company's business (the "Business"). Employee hereby undertakes and agrees that he/she shall have a duty to the Company to protect such information from use or disclosure.

            (b) For the purposes of this Section 7, the following definitions shall apply:

                (i) "Trade Secret" as related to the Business, shall mean any specialized technical information or data relating to (A) the manufacture and distribution of impact and non-impact imaging supplies for office and home printing devices (including the manufacture and distribution of typewriter and printer ribbons, thermal fax ribbons, cartridges and toner for laser printers, facsimile machines and copiers, cartridges and ink for ink jet printers, specialty papers, calculator ink rolls, and carbon paper; (B) marketing strategy or plans of the Company; (C) proprietary computer software; and (D) terms of contracts with suppliers, employees and principal customers of the Company which are not generally known to the competitors of the Company.

                (ii) "Confidential Information," as related to the Business, shall mean any data or information, other than Trade Secrets, which is material to the Company or its affiliates and not generally known by the public. Confidential Information shall include, without limitation, any information pertaining to the business opportunities of the Company, the details of this Agreement, and the business plans, financial statements and projections of the Company.

            (c) Employee shall not, without the prior written consent of the Company, use or disclose, or negligently permit any unauthorized person who is not an employee of the Company to use, disclose, or gain access to, any Trade Secrets or Confidential Information; provided, however, Employee shall be permitted, and this Agreement shall constitute written consent of the Company, to use Confidential Information, and to disclose such Confidential Information to his/her advisors (including specifically, without limitation, attorneys, accountants, bankers, and others) for the purposes of assessing the viability of and preparing a plan to acquire a portion of the assets of the Company.

            (d) Employee hereby agrees to deliver to, or maintain on behalf of, the Company and its affiliates all memoranda, notes, records, drawings, manuals or other documents, including all copies of such materials, containing Trade Secrets or Confidential Information, whether made or compiled by Employee or furnished to him/her from any source by virtue





RETENTION AGREEMENT - PAGE 4
         of his/her relationship with the Company or its affiliates. All such memoranda, notes, records, drawings, manuals, other documents and other materials shall be delivered to the Company by the Employee upon termination of the Employee's employment with the Company.

         23. Assignments; Successors and Assigns. The rights and obligations of Employee hereunder are not assignable or delegable and any prohibited assignment or delegation will be null and void. The Company may assign and delegate this Agreement to a successor in interest to the Company's business. Any such assignment shall expressly include the obligations herein and shall not relieve the Company of same. The provisions hereof shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto.

         24. Governing Law. This Agreement shall be interpreted under, subject to and governed by the substantive laws of the State of Tennessee, without giving effect to provisions thereof regarding conflict of laws, and all questions concerning its validity, construction, and administration shall be determined in accordance thereby.

         25. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original but all of which will together constitute one and same instrument.

         26. Invalidity. The invalidity or unenforceability of any provision of this Agreement shall not affect any other provision hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         27. Exclusiveness. This Agreement constitutes the entire understanding and agreement between the parties with respect to the retention by the Company of Employee and supersedes any and all other agreements, oral or written, between the parties, including but not limited to the Old Agreement. To the extent the Employee has a claim arising out of the Company's rejection of the Old Agreement, such claim is waived.

         28. Modification. This Agreement may not be modified or amended except in writing signed by the parties. No term or condition of this Agreement will be deemed to have been waived except in writing by the party charged with waiver. A waiver shall operate only as to the specific term or condition waived and will not constitute a waiver for the future or act on anything other than that which is specifically waived.

         29. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first-class postage prepaid by registered mail, return receipt requested, or when delivered if by hand, overnight delivery service or confirmed facsimile transmission, to the following:





RETENTION AGREEMENT - PAGE 5

            (a) If to the Company, at 200 Beasley Drive, P.O. Box 3000, Franklin, Tennessee, 37068, Attention: President and Chief Executive Officer, or at such other address as may have been furnished to the Employee by the Company in writing; or

            (b) If to the Employee, at the address stated below, or such other address as may have been furnished to the Company by Employee in writing.

      30. Consolidation, Merger or Sale of Assets. Nothing in this Agreement shall preclude the Company from consolidating or merging in to or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertaking of the Company hereunder. No such consolidation, merger or transfer shall affect the rights of the Employee or the obligations of the Company hereunder.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                          "COMPANY"


                                          NU-KOTE HOLDING, INC.



                                          By:
                                             -----------------------------------
                                                Patrick E. Howard, President



                                          "EMPLOYEE"

                                          Phillip L. Theodore


                                          Employee's Principal Address:


                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------




RETENTION AGREEMENT - PAGE 6

                               RETENTION AGREEMENT

         THIS RETENTION AGREEMENT is made and entered into as of June 10, 1999, by and between NU-KOTE HOLDING, INC., a Delaware corporation (hereinafter, the "Company"), and Ian Elliott (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Company and Employee entered into a certain retention agreement on or around May 1, 1998 (the "Old Agreement"); and

         WHEREAS, the Company is presently in the process of reorganizing (the "Reorganization") under Chapter 11 of the United States Bankruptcy Code (the "Code"); and

         WHEREAS, pursuant to the provisions set forth in the Code, the Company has the right to reject the Old Agreement, and notwithstanding such right of rejection, the Company is willing to retain Employee as an employee until such time as the Company determines the services of Employee are no longer required and Employee desires to remain employed by the Company during such time and the Employee has provided valuable services to the Company in connection with the Chapter 11 filing;

         NOW, THEREFORE, for the reasons set forth, in consideration of the mutual promises, covenants and agreements made herein, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

         31. Retention. The Company hereby retains Employee in the position of Vice President - Product Development and Employee hereby accepts said retention by the Company on the terms and conditions specified herein and subject specifically to approval by the Bankruptcy Court.

         32. Term. The term of this Agreement shall commence on the date hereof and, unless earlier terminated in accordance with the provisions set forth herein below, shall expire on the earlier of (i) the date on which a Chapter 11 Plan for the Company is confirmed by the U.S. Bankruptcy Court for the Middle District of Tennessee; or (ii) the sale of all or a substantial portion of the Company's assets under ss. 363 of the Bankruptcy Code ("Period of Employment"). Notwithstanding anything to the contrary in this Section 2, the provisions of
Section 7 will survive the expiration or earlier termination of this Agreement. In the event Employee and the Company desire to maintain an employment relationship following the expiration of the Period of Employment, such employment relationship shall be "at will" unless further agreements are made in writing between the Employee and the Company.

         33. Duties of Employee. Employee shall perform those duties which are assigned to him/her by the chief executive officer of the Company and which are commensurate with the Employee's position. Employee hereby represents that his/her employment hereunder and compliance by him/her with the terms and conditions of this Agreement will not conflict with or





RETENTION AGREEMENT - PAGE 1
result in the breach of any agreement to which he/she is a party or by which he/she may be bound. Employee agrees to devote his/her full time, attention and skill to his/her duties hereunder.

      34. Compensation.

            (a) As compensation for the duties and services performed by Employee, the Company will pay Employee a monthly base salary at the rate in effect on the date of this Agreement, subject to federal and state withholding allowances and in accordance with the Company's standard payroll practices.

            (b) In addition, the Company acknowledges that Employee is performing his/her job at a time when the Company's financial situation is precarious and that Employee has other employment opportunities which he/she has been asked to forego. Thus, the Company agrees that, in addition to, and without limitation of, any other compensation contemplated hereby, Employee shall receive upon the expiration of the Period of Employment a cash bonus in the lump sum amount of One Hundred Five Thousand Dollars and No/100ths ($105,000.00), subject to applicable state and federal withholding allowances (the "Retention Payment"). This Retention Payment shall be earned and payable, as a post-petition administrative expense, in the next regular payroll cycle of the Company following expiration of the Period of Employment, such expiration being defined in Section 2.

            (c) Employee shall be entitled to receive this Retention Payment so long as the Employee is employed by the Company at the time the Period of Employment expires as defined in Section 2 herein. Notwithstanding the preceding provisions of this Section 4 should the Company terminate this Agreement without cause, then the Retention Payment shall be payable immediately as a post-petition administrative expense. However, if this Agreement is terminated prior to the expiration of the Period of Employment for cause by the Company or without cause by the Employee no Retention Payment shall be payable.

      35. Benefits. Employee shall also be entitled to participate in all benefit plans and programs that are available to the Employee as of the date of this Agreement. Additionally, the Employee shall be entitled to receive all benefits which accrue through the date of termination of the Employee's employment with the Company.

      36. Termination.

            (a) By the Company. The Company shall have the right at any time, by written notice to the Employee to terminate this Agreement, if one of the following events occurs:

                (i) Employee's conviction in a court of law of any crime or offense involving misuse or misappropriation of money or other property of the Company; or

                (ii) Employee's willful failure or refusal to perform specific directives of the chief executive officer of the Company,





RETENTION AGREEMENT - PAGE 2
                      which directives are consistent with the scope and nature of Employee's duties and responsibilities as described in this Agreement and which are not remedied by the Employee within thirty (30) days after notice to the Employee, or the commission of any intentional tort by the Employee against the Company, or any breach by Employee of the covenants set forth in Section 7 of this Agreement; or

                (iii) any action of dishonesty or disloyalty by Employee or any act involving moral turpitude of the Employee which materially adversely affect the business of the Company; or

                (iv) the inability of Employee to perform his/her duties hereunder for a period of thirty (30) consecutive days (or sixty (60) total days in any ninety (90) day period) by reason of illness or mental or physical disability; or

                (v) any statements, observations, or opinions or communication of information (whether oral or written) made by or caused to be made by the Employee that disparages or is likely in any way to harm the reputation of the Company; or

                (vi)  Employee's death.

For purposes of this Section, it is understood and agreed that good faith errors in judgment made by the Employee shall not constitute grounds for termination for cause hereunder. Notwithstanding the above, it is the intent of the Company at all times to comply with the Americans With Disabilities Act, the Family and Medical Leave Act and any other applicable federal and state employment laws. In the case of termination under this Section 6(a), all obligations of the parties under this Agreement shall cease, except for the Company's obligations under Sections 4(a) and 5 herein through the date of the Employee's separation and Employee's obligations under Section 7 hereof.

            (b) By Employee. This Agreement shall be terminable without cause by Employee upon two (2) weeks written notice to the Company. This Agreement shall be terminable by Employee for cause upon thirty (30) days written notice to the Company, if the Company willfully breaches any material terms of this Agreement and provided such breach has not been cured by the Company within such thirty (30) day period. In the case of termination under this Section 6(b), all obligations of the parties in this Agreement shall cease, except for Employee's obligations under Section 7 and, unless the termination by the Employee is without cause, Employer's obligation to pay the Retention Payment.

      37. Confidential Information. In consideration of the covenants of the Company contained herein, Employee agrees as follows:





RETENTION AGREEMENT - PAGE 3

            (a) Employee hereby agrees and acknowledges that he/she has had access to or is aware of certain confidential, restricted and/or proprietary information concerning operation by the Company's business (the "Business"). Employee hereby undertakes and agrees that he/she shall have a duty to the Company to protect such information from use or disclosure.

            (b) For the purposes of this Section 7, the following definitions shall apply:

                (i) "Trade Secret" as related to the Business, shall mean any specialized technical information or data relating to
                      (A) the manufacture and distribution of impact and non-impact imaging supplies for office and home printing devices (including the manufacture and distribution of typewriter and printer ribbons, thermal fax ribbons, cartridges and toner for laser printers, facsimile machines and copiers, cartridges and ink for ink jet printers, specialty papers, calculator ink rolls, and carbon paper; (B) marketing strategy or plans of the Company; (C) proprietary computer software; and (D) terms of contracts with suppliers, employees and principal customers of the Company which are not generally known to the competitors of the Company.

                (ii) "Confidential Information," as related to the Business, shall mean any data or information, other than Trade Secrets, which is material to the Company or its affiliates and not generally known by the public. Confidential Information shall include, without limitation, any information pertaining to the business opportunities of the Company, the details of this Agreement, and the business plans, financial statements and projections of the Company.

            (c) Employee shall not, without the prior written consent of the Company, use or disclose, or negligently permit any unauthorized person who is not an employee of the Company to use, disclose, or gain access to, any Trade Secrets or Confidential Information; provided, however, Employee shall be permitted, and this Agreement shall constitute written consent of the Company, to use Confidential Information, and to disclose such Confidential Information to his/her advisors (including specifically, without limitation, attorneys, accountants, bankers, and others) for the purposes of assessing the viability of and preparing a plan to acquire a portion of the assets of the Company.

            (d) Employee hereby agrees to deliver to, or maintain on behalf of, the Company and its affiliates all memoranda, notes, records, drawings, manuals or other documents, including all copies of such materials, containing Trade Secrets or Confidential Information, whether made or compiled by Employee or furnished to him/her from any source by virtue of his/her relationship with the Company or its affiliates. All such memoranda, notes,






RETENTION AGREEMENT - PAGE 4
         records, drawings, manuals, other documents and other materials shall be delivered to the Company by the Employee upon termination of the Employee's employment with the Company.

         38. Assignments; Successors and Assigns. The rights and obligations of Employee hereunder are not assignable or delegable and any prohibited assignment or delegation will be null and void. The Company may assign and delegate this Agreement to a successor in interest to the Company's business. Any such assignment shall expressly include the obligations herein and shall not relieve the Company of same. The provisions hereof shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto.

         39. Governing Law. This Agreement shall be interpreted under, subject to and governed by the substantive laws of the State of Tennessee, without giving effect to provisions thereof regarding conflict of laws, and all questions concerning its validity, construction, and administration shall be determined in accordance thereby.

         40. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original but all of which will together constitute one and same instrument.

         41. Invalidity. The invalidity or unenforceability of any provision of this Agreement shall not affect any other provision hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         42. Exclusiveness. This Agreement constitutes the entire understanding and agreement between the parties with respect to the retention by the Company of Employee and supersedes any and all other agreements, oral or written, between the parties, including but not limited to the Old Agreement. To the extent the Employee has a claim arising out of the Company's rejection of the Old Agreement, such claim is waived.

         43. Modification. This Agreement may not be modified or amended except in writing signed by the parties. No term or condition of this Agreement will be deemed to have been waived except in writing by the party charged with waiver. A waiver shall operate only as to the specific term or condition waived and will not constitute a waiver for the future or act on anything other than that which is specifically waived.

         44. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first-class postage prepaid by registered mail, return receipt requested, or when delivered if by hand, overnight delivery service or confirmed facsimile transmission, to the following:




RETENTION AGREEMENT - PAGE 5

            (a) If to the Company, at 200 Beasley Drive, P.O. Box 3000, Franklin, Tennessee, 37068, Attention: President and Chief Executive Officer, or at such other address as may have been furnished to the Employee by the Company in writing; or

            (b) If to the Employee, at the address stated below, or such other address as may have been furnished to the Company by Employee in writing.

      45. Consolidation, Merger or Sale of Assets. Nothing in this Agreement shall preclude the Company from consolidating or merging in to or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertaking of the Company hereunder. No such consolidation, merger or transfer shall affect the rights of the Employee or the obligations of the Company hereunder.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                      "COMPANY"

                                      NU-KOTE HOLDING, INC.



                                      By:
                                         ---------------------------------------
                                              Patrick E. Howard, President


                                      "EMPLOYEE"


                                      ------------------------------------------
                                      Ian Elliott


                                      Employee's Principal Address:



                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------




RETENTION AGREEMENT - PAGE 6

                               RETENTION AGREEMENT

         THIS RETENTION AGREEMENT is made and entered into as of June 10, 1999, by and between NU-KOTE HOLDING, INC., a Delaware corporation (hereinafter, the "Company"), and Faxon Learner (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Company and Employee entered into a certain retention agreement on or around May 1, 1998 (the "Old Agreement"); and

         WHEREAS, the Company is presently in the process of reorganizing (the "Reorganization") under Chapter 11 of the United States Bankruptcy Code (the "Code"); and

         WHEREAS, pursuant to the provisions set forth in the Code, the Company has the right to reject the Old Agreement, and notwithstanding such right of rejection, the Company is willing to retain Employee as an employee until such time as the Company determines the services of Employee are no longer required and Employee desires to remain employed by the Company during such time and the Employee has provided valuable services to the Company in connection with the Chapter 11 filing;

         NOW, THEREFORE, for the reasons set forth, in consideration of the mutual promises, covenants and agreements made herein, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

         46. Retention. The Company hereby retains Employee in the position of Vice President - Logistics and Employee hereby accepts said retention by the Company on the terms and conditions specified herein and subject specifically to approval by the Bankruptcy Court.

         47. Term. The term of this Agreement shall commence on the date hereof and, unless earlier terminated in accordance with the provisions set forth herein below, shall expire on the earlier of (i) the date on which a Chapter 11 Plan for the Company is confirmed by the U.S. Bankruptcy Court for the Middle District of Tennessee; or (ii) the sale of all or a substantial portion of the Company's assets under ss. 363 of the Bankruptcy Code ("Period of Employment"). Notwithstanding anything to the contrary in this Section 2, the provisions of
Section 7 will survive the expiration or earlier termination of this Agreement. In the event Employee and the Company desire to maintain an employment relationship following the expiration of the Period of Employment, such employment relationship shall be "at will" unless further agreements are made in writing between the Employee and the Company.

         48. Duties of Employee. Employee shall perform those duties which are assigned to him/her by the chief executive officer of the Company and which are commensurate with the Employee's position. Employee hereby represents that his/her employment hereunder and compliance by him/her with the terms and conditions of this Agreement will not conflict with or



RETENTION AGREEMENT - PAGE 1
result in the breach of any agreement to which he/she is a party or by which he/she may be bound. Employee agrees to devote his/her full time, attention and skill to his/her duties hereunder.

      49. Compensation.

            (a) As compensation for the duties and services performed by Employee, the Company will pay Employee a monthly base salary at the rate in effect on the date of this Agreement, subject to federal and state withholding allowances and in accordance with the Company's standard payroll practices.

            (b) In addition, the Company acknowledges that Employee is performing his/her job at a time when the Company's financial situation is precarious and that Employee has other employment opportunities which he/she has been asked to forego. Thus, the Company agrees that, in addition to, and without limitation of, any other compensation contemplated hereby, Employee shall receive upon the expiration of the Period of Employment a cash bonus in the lump sum amount of Seventy-Five Thousand Dollars and No/100ths ($75,000.00), subject to applicable state and federal withholding allowances (the "Retention Payment"). This Retention Payment shall be earned and payable, as a post-petition administrative expense, in the next regular payroll cycle of the Company following expiration of the Period of Employment, such expiration being defined in Section 2.

            (c) Employee shall be entitled to receive this Retention Payment so long as the Employee is employed by the Company at the time the Period of Employment expires as defined in Section 2 herein. Notwithstanding the preceding provisions of this Section 4 should the Company terminate this Agreement without cause, then the Retention Payment shall be payable immediately as a post-petition administrative expense. However, if this Agreement is terminated prior to the expiration of the Period of Employment for cause by the Company or without cause by the Employee no Retention Payment shall be payable.

      50. Benefits. Employee shall also be entitled to participate in all benefit plans and programs that are available to the Employee as of the date of this Agreement. Additionally, the Employee shall be entitled to receive all benefits which accrue through the date of termination of the Employee's employment with the Company.

      51. Termination.

            (a) By the Company. The Company shall have the right at any time, by written notice to the Employee to terminate this Agreement, if one of the following events occurs:

                (i) Employee's conviction in a court of law of any crime or offense involving misuse or misappropriation of money or other property of the Company; or

                (ii) Employee's willful failure or refusal to perform specific directives of the chief executive officer of the Company,




RETENTION AGREEMENT - PAGE 2
                      which directives are consistent with the scope and nature of Employee's duties and responsibilities as described in this Agreement and which are not remedied by the Employee within thirty (30) days after notice to the Employee, or the commission of any intentional tort by the Employee against the Company, or any breach by Employee of the covenants set forth in Section 7 of this Agreement; or

                (iii) any action of dishonesty or disloyalty by Employee or any act involving moral turpitude of the Employee which materially adversely affect the business of the Company; or

                (iv) the inability of Employee to perform his/her duties hereunder for a period of thirty (30) consecutive days (or sixty (60) total days in any ninety (90) day period) by reason of illness or mental or physical disability; or

                (v) any statements, observations, or opinions or communication of information (whether oral or written) made by or caused to be made by the Employee that disparages or is likely in any way to harm the reputation of the Company; or

                (vi)  Employee's death.

For purposes of this Section, it is understood and agreed that good faith errors in judgment made by the Employee shall not constitute grounds for termination for cause hereunder. Notwithstanding the above, it is the intent of the Company at all times to comply with the Americans With Disabilities Act, the Family and Medical Leave Act and any other applicable federal and state employment laws. In the case of termination under this Section 6(a), all obligations of the parties under this Agreement shall cease, except for the Company's obligations under Sections 4(a) and 5 herein through the date of the Employee's separation and Employee's obligations under Section 7 hereof.

            (b) By Employee. This Agreement shall be terminable without cause by Employee upon two (2) weeks written notice to the Company. This Agreement shall be terminable by Employee for cause upon thirty (30) days written notice to the Company, if the Company willfully breaches any material terms of this Agreement and provided such breach has not been cured by the Company within such thirty (30) day period. In the case of termination under this Section 6(b), all obligations of the parties in this Agreement shall cease, except for Employee's obligations under Section 7 and, unless the termination by the Employee is without cause, Employer's obligation to pay the Retention Payment.

      52. Confidential Information. In consideration of the covenants of the Company contained herein, Employee agrees as follows:




RETENTION AGREEMENT - PAGE 3

            (a) Employee hereby agrees and acknowledges that he/she has had access to or is aware of certain confidential, restricted and/or proprietary information concerning operation by the Company's business (the "Business"). Employee hereby undertakes and agrees that he/she shall have a duty to the Company to protect such information from use or disclosure.

            (b) For the purposes of this Section 7, the following definitions shall apply:

                (i) "Trade Secret" as related to the Business, shall mean any specialized technical information or data relating to (A) the manufacture and distribution of impact and non-impact imaging supplies for office and home printing devices (including the manufacture and distribution of typewriter and printer ribbons, thermal fax ribbons, cartridges and toner for laser printers, facsimile machines and copiers, cartridges and ink for ink jet printers, specialty papers, calculator ink rolls, and carbon paper; (B) marketing strategy or plans of the Company; (C) proprietary computer software; and (D) terms of contracts with suppliers, employees and principal customers of the Company which are not generally known to the competitors of the Company.

                (ii) "Confidential Information," as related to the Business, shall mean any data or information, other than Trade Secrets, which is material to the Company or its affiliates and not generally known by the public. Confidential Information shall include, without limitation, any information pertaining to the business opportunities of the Company, the details of this Agreement, and the business plans, financial statements and projections of the Company.

            (c) Employee shall not, without the prior written consent of the Company, use or disclose, or negligently permit any unauthorized person who is not an employee of the Company to use, disclose, or gain access to, any Trade Secrets or Confidential Information; provided, however, Employee shall be permitted, and this Agreement shall constitute written consent of the Company, to use Confidential Information, and to disclose such Confidential Information to his/her advisors (including specifically, without limitation, attorneys, accountants, bankers, and others) for the purposes of assessing the viability of and preparing a plan to acquire a portion of the assets of the Company.

            (d) Employee hereby agrees to deliver to, or maintain on behalf of, the Company and its affiliates all memoranda, notes, records, drawings, manuals or other documents, including all copies of such materials, containing Trade Secrets or Confidential Information, whether made or compiled by Employee or furnished to him/her from any source by virtue of his/her relationship with the Company or its affiliates. All such memoranda, notes,




RETENTION AGREEMENT - PAGE 4
         records, drawings, manuals, other documents and other materials shall be delivered to the Company by the Employee upon termination of the Employee's employment with the Company.

         53. Assignments; Successors and Assigns. The rights and obligations of Employee hereunder are not assignable or delegable and any prohibited assignment or delegation will be null and void. The Company may assign and delegate this Agreement to a successor in interest to the Company's business. Any such assignment shall expressly include the obligations herein and shall not relieve the Company of same. The provisions hereof shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto.

         54. Governing Law. This Agreement shall be interpreted under, subject to and governed by the substantive laws of the State of Tennessee, without giving effect to provisions thereof regarding conflict of laws, and all questions concerning its validity, construction, and administration shall be determined in accordance thereby.

         55. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original but all of which will together constitute one and same instrument.

         56. Invalidity. The invalidity or unenforceability of any provision of this Agreement shall not affect any other provision hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         57. Exclusiveness. This Agreement constitutes the entire understanding and agreement between the parties with respect to the retention by the Company of Employee and supersedes any and all other agreements, oral or written, between the parties, including but not limited to the Old Agreement. To the extent the Employee has a claim arising out of the Company's rejection of the Old Agreement, such claim is waived.

         58. Modification. This Agreement may not be modified or amended except in writing signed by the parties. No term or condition of this Agreement will be deemed to have been waived except in writing by the party charged with waiver. A waiver shall operate only as to the specific term or condition waived and will not constitute a waiver for the future or act on anything other than that which is specifically waived.

         59. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first-class postage prepaid by registered mail, return receipt requested, or when delivered if by hand, overnight delivery service or confirmed facsimile transmission, to the following:



RETENTION AGREEMENT - PAGE 5

            (a) If to the Company, at 200 Beasley Drive, P.O. Box 3000, Franklin, Tennessee, 37068, Attention: President and Chief Executive Officer, or at such other address as may have been furnished to the Employee by the Company in writing; or

            (b) If to the Employee, at the address stated below, or such other address as may have been furnished to the Company by Employee in writing.

      60. Consolidation, Merger or Sale of Assets. Nothing in this Agreement shall preclude the Company from consolidating or merging in to or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertaking of the Company hereunder. No such consolidation, merger or transfer shall affect the rights of the Employee or the obligations of the Company hereunder.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                      "COMPANY"

                                      NU-KOTE HOLDING, INC.



                                      By:
                                         --------------------------------------
                                               Patrick E. Howard, President


                                      "EMPLOYEE"



                                      ------------------------------------------
                                      Faxon Learner


                                      Employee's Principal Address:


                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------




RETENTION AGREEMENT - PAGE 6

                               RETENTION AGREEMENT

         THIS RETENTION AGREEMENT is made and entered into as of June 10, 1999, by and between NU-KOTE HOLDING, INC., a Delaware corporation (hereinafter, the "Company"), and Jerry Gigliotti (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Company and Employee entered into a certain retention agreement on or around May 1, 1998 (the "Old Agreement"); and

         WHEREAS, the Company is presently in the process of reorganizing (the "Reorganization") under Chapter 11 of the United States Bankruptcy Code (the "Code"); and

         WHEREAS, pursuant to the provisions set forth in the Code, the Company has the right to reject the Old Agreement, and notwithstanding such right of rejection, the Company is willing to retain Employee as an employee until such time as the Company determines the services of Employee are no longer required and Employee desires to remain employed by the Company during such time and the Employee has provided valuable services to the Company in connection with the Chapter 11 filing;

         NOW, THEREFORE, for the reasons set forth, in consideration of the mutual promises, covenants and agreements made herein, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

         61. Retention. The Company hereby retains Employee in the position of Senior Vice President - Office Products and Employee hereby accepts said retention by the Company on the terms and conditions specified herein and subject specifically to approval by the Bankruptcy Court.

         62. Term. The term of this Agreement shall commence on the date hereof and, unless earlier terminated in accordance with the provisions set forth herein below, shall expire on the earlier of (i) the date on which a Chapter 11 Plan for the Company is confirmed by the U.S. Bankruptcy Court for the Middle District of Tennessee; or (ii) the sale of all or a substantial portion of the Company's assets under ss. 363 of the Bankruptcy Code ("Period of Employment"). Notwithstanding anything to the contrary in this Section 2, the provisions of
Section 7 will survive the expiration or earlier termination of this Agreement. In the event Employee and the Company desire to maintain an employment relationship following the expiration of the Period of Employment, such employment relationship shall be "at will" unless further agreements are made in writing between the Employee and the Company.

         63. Duties of Employee. Employee shall perform those duties which are assigned to him/her by the chief executive officer of the Company and which are commensurate with the Employee's position. Employee hereby represents that his/her employment hereunder and compliance by him/her with the terms and conditions of this Agreement will not conflict with or




RETENTION AGREEMENT - PAGE 1
result in the breach of any agreement to which he/she is a party or by which he/she may be bound. Employee agrees to devote his/her full time, attention and skill to his/her duties hereunder.

      64. Compensation.

            (a) As compensation for the duties and services performed by Employee, the Company will pay Employee a monthly base salary at the rate in effect on the date of this Agreement, subject to federal and state withholding allowances and in accordance with the Company's standard payroll practices.

            (b) In addition, the Company acknowledges that Employee is performing his/her job at a time when the Company's financial situation is precarious and that Employee has other employment opportunities which he/she has been asked to forego. Thus, the Company agrees that, in addition to, and without limitation of, any other compensation contemplated hereby, Employee shall receive upon the expiration of the Period of Employment a cash bonus in the lump sum amount of Seventy Thousand Dollars and No/100ths ($70,000.00), subject to applicable state and federal withholding allowances (the "Retention Payment"). This Retention Payment shall be earned and payable, as a post-petition administrative expense, in the next regular payroll cycle of the Company following expiration of the Period of Employment, such expiration being defined in Section 2.

            (c) Employee shall be entitled to receive this Retention Payment so long as the Employee is employed by the Company at the time the Period of Employment expires as defined in Section 2 herein. Notwithstanding the preceding provisions of this Section 4 should the Company terminate this Agreement without cause, then the Retention Payment shall be payable immediately as a post-petition administrative expense. However, if this Agreement is terminated prior to the expiration of the Period of Employment for cause by the Company or without cause by the Employee no Retention Payment shall be payable.

      65. Benefits. Employee shall also be entitled to participate in all benefit plans and programs that are available to the Employee as of the date of this Agreement. Additionally, the Employee shall be entitled to receive all benefits which accrue through the date of termination of the Employee's employment with the Company.

      66. Termination.

            (a) By the Company. The Company shall have the right at any time, by written notice to the Employee to terminate this Agreement, if one of the following events occurs:

                (i) Employee's conviction in a court of law of any crime or offense involving misuse or misappropriation of money or other property of the Company; or

                (ii) Employee's willful failure or refusal to perform specific directives of the chief executive officer of the Company,



RETENTION AGREEMENT - PAGE 2
                      which directives are consistent with the scope and nature of Employee's duties and responsibilities as described in this Agreement and which are not remedied by the Employee within thirty (30) days after notice to the Employee, or the commission of any intentional tort by the Employee against the Company, or any breach by Employee of the covenants set forth in Section 7 of this Agreement; or

                (iii) any action of dishonesty or disloyalty by Employee or any act involving moral turpitude of the Employee which materially adversely affect the business of the Company; or

                (iv) the inability of Employee to perform his/her duties hereunder for a period of thirty (30) consecutive days (or sixty (60) total days in any ninety (90) day period) by reason of illness or mental or physical disability; or

                (v) any statements, observations, or opinions or communication of information (whether oral or written) made by or caused to be made by the Employee that disparages or is likely in any way to harm the reputation of the Company; or

                (vi)  Employee's death.

For purposes of this Section, it is understood and agreed that good faith errors in judgment made by the Employee shall not constitute grounds for termination for cause hereunder. Notwithstanding the above, it is the intent of the Company at all times to comply with the Americans With Disabilities Act, the Family and Medical Leave Act and any other applicable federal and state employment laws. In the case of termination under this Section 6(a), all obligations of the parties under this Agreement shall cease, except for the Company's obligations under Sections 4(a) and 5 herein through the date of the Employee's separation and Employee's obligations under Section 7 hereof.

            (b) By Employee. This Agreement shall be terminable without cause by Employee upon two (2) weeks written notice to the Company. This Agreement shall be terminable by Employee for cause upon thirty (30) days written notice to the Company, if the Company willfully breaches any material terms of this Agreement and provided such breach has not been cured by the Company within such thirty (30) day period. In the case of termination under this Section 6(b), all obligations of the parties in this Agreement shall cease, except for Employee's obligations under Section 7 and, unless the termination by the Employee is without cause, Employer's obligation to pay the Retention Payment.

      67. Confidential Information. In consideration of the covenants of the Company contained herein, Employee agrees as follows:





RETENTION AGREEMENT - PAGE 3

            (a) Employee hereby agrees and acknowledges that he/she has had access to or is aware of certain confidential, restricted and/or proprietary information concerning operation by the Company's business (the "Business"). Employee hereby undertakes and agrees that he/she shall have a duty to the Company to protect such information from use or disclosure.

            (b) For the purposes of this Section 7, the following definitions shall apply:

                (i) "Trade Secret" as related to the Business, shall mean any specialized technical information or data relating to
                      (A) the manufacture and distribution of impact and non-impact imaging supplies for office and home printing devices (including the manufacture and distribution of typewriter and printer ribbons, thermal fax ribbons, cartridges and toner for laser printers, facsimile machines and copiers, cartridges and ink for ink jet printers, specialty papers, calculator ink rolls, and carbon paper; (B) marketing strategy or plans of the Company; (C) proprietary computer software; and (D) terms of contracts with suppliers, employees and principal customers of the Company which are not generally known to the competitors of the Company.

                (ii) "Confidential Information," as related to the Business, shall mean any data or information, other than Trade Secrets, which is material to the Company or its affiliates and not generally known by the public. Confidential Information shall include, without limitation, any information pertaining to the business opportunities of the Company, the details of this Agreement, and the business plans, financial statements and projections of the Company.

            (c) Employee shall not, without the prior written consent of the Company, use or disclose, or negligently permit any unauthorized person who is not an employee of the Company to use, disclose, or gain access to, any Trade Secrets or Confidential Information; provided, however, Employee shall be permitted, and this Agreement shall constitute written consent of the Company, to use Confidential Information, and to disclose such Confidential Information to his/her advisors (including specifically, without limitation, attorneys, accountants, bankers, and others) for the purposes of assessing the viability of and preparing a plan to acquire a portion of the assets of the Company.

            (d) Employee hereby agrees to deliver to, or maintain on behalf of, the Company and its affiliates all memoranda, notes, records, drawings, manuals or other documents, including all copies of such materials, containing Trade Secrets or Confidential Information, whether made or compiled by Employee or furnished to him/her from any source by virtue of his/her relationship with the Company or its affiliates. All such memoranda, notes,




RETENTION AGREEMENT - PAGE 4
         records, drawings, manuals, other documents and other materials shall be delivered to the Company by the Employee upon termination of the Employee's employment with the Company.

         68. Assignments; Successors and Assigns. The rights and obligations of Employee hereunder are not assignable or delegable and any prohibited assignment or delegation will be null and void. The Company may assign and delegate this Agreement to a successor in interest to the Company's business. Any such assignment shall expressly include the obligations herein and shall not relieve the Company of same. The provisions hereof shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto.

         69. Governing Law. This Agreement shall be interpreted under, subject to and governed by the substantive laws of the State of Tennessee, without giving effect to provisions thereof regarding conflict of laws, and all questions concerning its validity, construction, and administration shall be determined in accordance thereby.

         70. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original but all of which will together constitute one and same instrument.

         71. Invalidity. The invalidity or unenforceability of any provision of this Agreement shall not affect any other provision hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         72. Exclusiveness. This Agreement constitutes the entire understanding and agreement between the parties with respect to the retention by the Company of Employee and supersedes any and all other agreements, oral or written, between the parties, including but not limited to the Old Agreement. To the extent the Employee has a claim arising out of the Company's rejection of the Old Agreement, such claim is waived.

         73. Modification. This Agreement may not be modified or amended except in writing signed by the parties. No term or condition of this Agreement will be deemed to have been waived except in writing by the party charged with waiver. A waiver shall operate only as to the specific term or condition waived and will not constitute a waiver for the future or act on anything other than that which is specifically waived.

         74. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first-class postage prepaid by registered mail, return receipt requested, or when delivered if by hand, overnight delivery service or confirmed facsimile transmission, to the following:




RETENTION AGREEMENT - PAGE 5

            (a) If to the Company, at 200 Beasley Drive, P.O. Box 3000, Franklin, Tennessee, 37068, Attention: President and Chief Executive Officer, or at such other address as may have been furnished to the Employee by the Company in writing; or

            (b) If to the Employee, at the address stated below, or such other address as may have been furnished to the Company by Employee in writing.

      75. Consolidation, Merger or Sale of Assets. Nothing in this Agreement shall preclude the Company from consolidating or merging in to or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertaking of the Company hereunder. No such consolidation, merger or transfer shall affect the rights of the Employee or the obligations of the Company hereunder.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                        "COMPANY"

                                        NU-KOTE HOLDING, INC.



                                        By:
                                           -------------------------------------
                                              Patrick E. Howard, President



                                        "EMPLOYEE"


                                        ----------------------------------------
                                        Jerry Gigliotti


                                        Employee's Principal Address:


                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------




RETENTION AGREEMENT - PAGE 6

                               RETENTION AGREEMENT

         THIS RETENTION AGREEMENT is made and entered into as of June 10, 1999, by and between NU-KOTE HOLDING, INC., a Delaware corporation (hereinafter, the "Company"), and Cindy Hutchins (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Company and Employee entered into a certain retention agreement on or around May 1, 1998 (the "Old Agreement"); and

         WHEREAS, the Company is presently in the process of reorganizing (the "Reorganization") under Chapter 11 of the United States Bankruptcy Code (the "Code"); and

         WHEREAS, pursuant to the provisions set forth in the Code, the Company has the right to reject the Old Agreement, and notwithstanding such right of rejection, the Company is willing to retain Employee as an employee until such time as the Company determines the services of Employee are no longer required and Employee desires to remain employed by the Company during such time and the Employee has provided valuable services to the Company in connection with the Chapter 11 filing;

         NOW, THEREFORE, for the reasons set forth, in consideration of the mutual promises, covenants and agreements made herein, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

         76. Retention. The Company hereby retains Employee in the position of Vice President - Customer Service and Employee hereby accepts said retention by the Company on the terms and conditions specified herein and subject specifically to approval by the Bankruptcy Court.

         77. Term. The term of this Agreement shall commence on the date hereof and, unless earlier terminated in accordance with the provisions set forth herein below, shall expire on the earlier of (i) the date on which a Chapter 11 Plan for the Company is confirmed by the U.S. Bankruptcy Court for the Middle District of Tennessee; or (ii) the sale of all or a substantial portion of the Company's assets under ss. 363 of the Bankruptcy Code ("Period of Employment"). Notwithstanding anything to the contrary in this Section 2, the provisions of
Section 7 will survive the expiration or earlier termination of this Agreement. In the event Employee and the Company desire to maintain an employment relationship following the expiration of the Period of Employment, such employment relationship shall be "at will" unless further agreements are made in writing between the Employee and the Company.

         78. Duties of Employee. Employee shall perform those duties which are assigned to him/her by the chief executive officer of the Company and which are commensurate with the Employee's position. Employee hereby represents that his/her employment hereunder and compliance by him/her with the terms and conditions of this Agreement will not conflict with or




RETENTION AGREEMENT - PAGE 1
result in the breach of any agreement to which he/she is a party or by which he/she may be bound. Employee agrees to devote his/her full time, attention and skill to his/her duties hereunder.

      79. Compensation.

            (a) As compensation for the duties and services performed by Employee, the Company will pay Employee a monthly base salary at the rate in effect on the date of this Agreement, subject to federal and state withholding allowances and in accordance with the Company's standard payroll practices.

            (b) In addition, the Company acknowledges that Employee is performing his/her job at a time when the Company's financial situation is precarious and that Employee has other employment opportunities which he/she has been asked to forego. Thus, the Company agrees that, in addition to, and without limitation of, any other compensation contemplated hereby, Employee shall receive upon the expiration of the Period of Employment a cash bonus in the lump sum amount of Forty-Five Thousand Dollars and No/100ths ($45,000.00), subject to applicable state and federal withholding allowances (the "Retention Payment"). This Retention Payment shall be earned and payable, as a post-petition administrative expense, in the next regular payroll cycle of the Company following expiration of the Period of Employment, such expiration being defined in Section 2.

            (c) Employee shall be entitled to receive this Retention Payment so long as the Employee is employed by the Company at the time the Period of Employment expires as defined in Section 2 herein. Notwithstanding the preceding provisions of this Section 4 should the Company terminate this Agreement without cause, then the Retention Payment shall be payable immediately as a post-petition administrative expense. However, if this Agreement is terminated prior to the expiration of the Period of Employment for cause by the Company or without cause by the Employee no Retention Payment shall be payable.

      80. Benefits. Employee shall also be entitled to participate in all benefit plans and programs that are available to the Employee as of the date of this Agreement. Additionally, the Employee shall be entitled to receive all benefits which accrue through the date of termination of the Employee's employment with the Company.

      81. Termination.

            (a) By the Company. The Company shall have the right at any time, by written notice to the Employee to terminate this Agreement, if one of the following events occurs:

                (i) Employee's conviction in a court of law of any crime or offense involving misuse or misappropriation of money or other property of the Company; or

                (ii) Employee's willful failure or refusal to perform specific directives of the chief executive officer of the Company,




RETENTION AGREEMENT - PAGE 2
                      which directives are consistent with the scope and nature of Employee's duties and responsibilities as described in this Agreement and which are not remedied by the Employee within thirty (30) days after notice to the Employee, or the commission of any intentional tort by the Employee against the Company, or any breach by Employee of the covenants set forth in Section 7 of this Agreement; or

                (iii) any action of dishonesty or disloyalty by Employee or any act involving moral turpitude of the Employee which materially adversely affect the business of the Company; or

                (iv) the inability of Employee to perform his/her duties hereunder for a period of thirty (30) consecutive days (or sixty (60) total days in any ninety (90) day period) by reason of illness or mental or physical disability; or

                (v) any statements, observations, or opinions or communication of information (whether oral or written) made by or caused to be made by the Employee that disparages or is likely in any way to harm the reputation of the Company; or

                (vi)  Employee's death.

For purposes of this Section, it is understood and agreed that good faith errors in judgment made by the Employee shall not constitute grounds for termination for cause hereunder. Notwithstanding the above, it is the intent of the Company at all times to comply with the Americans With Disabilities Act, the Family and Medical Leave Act and any other applicable federal and state employment laws. In the case of termination under this Section 6(a), all obligations of the parties under this Agreement shall cease, except for the Company's obligations under Sections 4(a) and 5 herein through the date of the Employee's separation and Employee's obligations under Section 7 hereof.

            (b) By Employee. This Agreement shall be terminable without cause by Employee upon two (2) weeks written notice to the Company. This Agreement shall be terminable by Employee for cause upon thirty (30) days written notice to the Company, if the Company willfully breaches any material terms of this Agreement and provided such breach has not been cured by the Company within such thirty (30) day period. In the case of termination under this Section 6(b), all obligations of the parties in this Agreement shall cease, except for Employee's obligations under Section 7 and, unless the termination by the Employee is without cause, Employer's obligation to pay the Retention Payment.

      82. Confidential Information. In consideration of the covenants of the Company contained herein, Employee agrees as follows:




RETENTION AGREEMENT - PAGE 3

            (a) Employee hereby agrees and acknowledges that he/she has had access to or is aware of certain confidential, restricted and/or proprietary information concerning operation by the Company's business (the "Business"). Employee hereby undertakes and agrees that he/she shall have a duty to the Company to protect such information from use or disclosure.

            (b) For the purposes of this Section 7, the following definitions shall apply:

                (i) "Trade Secret" as related to the Business, shall mean any specialized technical information or data relating to (A) the manufacture and distribution of impact and non-impact imaging supplies for office and home printing devices (including the manufacture and distribution of typewriter and printer ribbons, thermal fax ribbons, cartridges and toner for laser printers, facsimile machines and copiers, cartridges and ink for ink jet printers, specialty papers, calculator ink rolls, and carbon paper; (B) marketing strategy or plans of the Company; (C) proprietary computer software; and (D) terms of contracts with suppliers, employees and principal customers of the Company which are not generally known to the competitors of the Company.

                (ii) "Confidential Information," as related to the Business, shall mean any data or information, other than Trade Secrets, which is material to the Company or its affiliates and not generally known by the public. Confidential Information shall include, without limitation, any information pertaining to the business opportunities of the Company, the details of this Agreement, and the business plans, financial statements and projections of the Company.

            (c) Employee shall not, without the prior written consent of the Company, use or disclose, or negligently permit any unauthorized person who is not an employee of the Company to use, disclose, or gain access to, any Trade Secrets or Confidential Information; provided, however, Employee shall be permitted, and this Agreement shall constitute written consent of the Company, to use Confidential Information, and to disclose such Confidential Information to his/her advisors (including specifically, without limitation, attorneys, accountants, bankers, and others) for the purposes of assessing the viability of and preparing a plan to acquire a portion of the assets of the Company.

            (d) Employee hereby agrees to deliver to, or maintain on behalf of, the Company and its affiliates all memoranda, notes, records, drawings, manuals or other documents, including all copies of such materials, containing Trade Secrets or Confidential Information, whether made or compiled by Employee or furnished to him/her from any source by virtue of his/her relationship with the Company or its affiliates. All such memoranda, notes,



RETENTION AGREEMENT - PAGE 4
         records, drawings, manuals, other documents and other materials shall be delivered to the Company by the Employee upon termination of the Employee's employment with the Company.

         83. Assignments; Successors and Assigns. The rights and obligations of Employee hereunder are not assignable or delegable and any prohibited assignment or delegation will be null and void. The Company may assign and delegate this Agreement to a successor in interest to the Company's business. Any such assignment shall expressly include the obligations herein and shall not relieve the Company of same. The provisions hereof shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto.

         84. Governing Law. This Agreement shall be interpreted under, subject to and governed by the substantive laws of the State of Tennessee, without giving effect to provisions thereof regarding conflict of laws, and all questions concerning its validity, construction, and administration shall be determined in accordance thereby.

         85. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original but all of which will together constitute one and same instrument.

         86. Invalidity. The invalidity or unenforceability of any provision of this Agreement shall not affect any other provision hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         87. Exclusiveness. This Agreement constitutes the entire understanding and agreement between the parties with respect to the retention by the Company of Employee and supersedes any and all other agreements, oral or written, between the parties, including but not limited to the Old Agreement. To the extent the Employee has a claim arising out of the Company's rejection of the Old Agreement, such claim is waived.

         88. Modification. This Agreement may not be modified or amended except in writing signed by the parties. No term or condition of this Agreement will be deemed to have been waived except in writing by the party charged with waiver. A waiver shall operate only as to the specific term or condition waived and will not constitute a waiver for the future or act on anything other than that which is specifically waived.

         89. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first-class postage prepaid by registered mail, return receipt requested, or when delivered if by hand, overnight delivery service or confirmed facsimile transmission, to the following:



RETENTION AGREEMENT - PAGE 5

            (a) If to the Company, at 200 Beasley Drive, P.O. Box 3000, Franklin, Tennessee, 37068, Attention: President and Chief Executive Officer, or at such other address as may have been furnished to the Employee by the Company in writing; or

            (b) If to the Employee, at the address stated below, or such other address as may have been furnished to the Company by Employee in writing.

      90. Consolidation, Merger or Sale of Assets. Nothing in this Agreement shall preclude the Company from consolidating or merging in to or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertaking of the Company hereunder. No such consolidation, merger or transfer shall affect the rights of the Employee or the obligations of the Company hereunder.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                    "COMPANY"

                                    NU-KOTE HOLDING, INC.



                                    By:
                                       -----------------------------------------
                                             Patrick E. Howard, President



                                   "EMPLOYEE"



                                    --------------------------------------------
                                    Cindy Hutchins


                                    Employee's Principal Address:


                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------




RETENTION AGREEMENT - PAGE 6

                               RETENTION AGREEMENT

         THIS RETENTION AGREEMENT is made and entered into as of June 10, 1999, by and between NU-KOTE HOLDING, INC., a Delaware corporation (hereinafter, the "Company"), and Mike Ducey (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Company and Employee entered into a certain retention agreement on or around May 1, 1998 (the "Old Agreement"); and

         WHEREAS, the Company is presently in the process of reorganizing (the "Reorganization") under Chapter 11 of the United States Bankruptcy Code (the "Code"); and

         WHEREAS, pursuant to the provisions set forth in the Code, the Company has the right to reject the Old Agreement, and notwithstanding such right of rejection, the Company is willing to retain Employee as an employee until such time as the Company determines the services of Employee are no longer required and Employee desires to remain employed by the Company during such time and the Employee has provided valuable services to the Company in connection with the Chapter 11 filing;

         NOW, THEREFORE, for the reasons set forth, in consideration of the mutual promises, covenants and agreements made herein, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

         91. Retention. The Company hereby retains Employee in the position of Vice President - OEM and Employee hereby accepts said retention by the Company on the terms and conditions specified herein and subject specifically to approval by the Bankruptcy Court.

         92. Term. The term of this Agreement shall commence on the date hereof and, unless earlier terminated in accordance with the provisions set forth herein below, shall expire on the earlier of (i) the date on which a Chapter 11 Plan for the Company is confirmed by the U.S. Bankruptcy Court for the Middle District of Tennessee; or (ii) the sale of all or a substantial portion of the Company's assets under ss. 363 of the Bankruptcy Code ("Period of Employment"). Notwithstanding anything to the contrary in this Section 2, the provisions of
Section 7 will survive the expiration or earlier termination of this Agreement. In the event Employee and the Company desire to maintain an employment relationship following the expiration of the Period of Employment, such employment relationship shall be "at will" unless further agreements are made in writing between the Employee and the Company.

         93. Duties of Employee. Employee shall perform those duties which are assigned to him/her by the chief executive officer of the Company and which are commensurate with the Employee's position. Employee hereby represents that his/her employment hereunder and compliance by him/her with the terms and conditions of this Agreement will not conflict with or




RETENTION AGREEMENT - PAGE 1
result in the breach of any agreement to which he/she is a party or by which he/she may be bound. Employee agrees to devote his/her full time, attention and skill to his/her duties hereunder.

      94. Compensation.

            (a) As compensation for the duties and services performed by Employee, the Company will pay Employee a monthly base salary at the rate in effect on the date of this Agreement, subject to federal and state withholding allowances and in accordance with the Company's standard payroll practices.

            (b) In addition, the Company acknowledges that Employee is performing his/her job at a time when the Company's financial situation is precarious and that Employee has other employment opportunities which he/she has been asked to forego. Thus, the Company agrees that, in addition to, and without limitation of, any other compensation contemplated hereby, Employee shall receive upon the expiration of the Period of Employment a cash bonus in the lump sum amount of Fifty-Seven Thousand Five Hundred Dollars and No/100ths ($57,500.00), subject to applicable state and federal withholding allowances (the "Retention Payment"). This Retention Payment shall be earned and payable, as a post-petition administrative expense, in the next regular payroll cycle of the Company following expiration of the Period of Employment, such expiration being defined in Section 2.

            (c) Employee shall be entitled to receive this Retention Payment so long as the Employee is employed by the Company at the time the Period of Employment expires as defined in Section 2 herein. Notwithstanding the preceding provisions of this Section 4 should the Company terminate this Agreement without cause, then the Retention Payment shall be payable immediately as a post-petition administrative expense. However, if this Agreement is terminated prior to the expiration of the Period of Employment for cause by the Company or without cause by the Employee no Retention Payment shall be payable.

      95. Benefits. Employee shall also be entitled to participate in all benefit plans and programs that are available to the Employee as of the date of this Agreement. Additionally, the Employee shall be entitled to receive all benefits which accrue through the date of termination of the Employee's employment with the Company.

      96. Termination.

            (a) By the Company. The Company shall have the right at any time, by written notice to the Employee to terminate this Agreement, if one of the following events occurs:

                (i) Employee's conviction in a court of law of any crime or offense involving misuse or misappropriation of money or other property of the Company; or

                (ii) Employee's willful failure or refusal to perform specific directives of the chief executive officer of the Company,




RETENTION AGREEMENT - PAGE 2
                     which directives are consistent with the scope and nature of Employee's duties and responsibilities as described in this Agreement and which are not remedied by the Employee within thirty (30) days after notice to the Employee, or the commission of any intentional tort by the Employee against the Company, or any breach by Employee of the covenants set forth in Section 7 of this Agreement; or

               (iii) any action of dishonesty or disloyalty by Employee or any act involving moral turpitude of the Employee which materially adversely affect the business of the Company; or

               (iv) the inability of Employee to perform his/her duties hereunder for a period of thirty (30) consecutive days (or sixty (60) total days in any ninety (90) day period) by reason of illness or mental or physical disability; or

               (v) any statements, observations, or opinions or communication of information (whether oral or written) made by or caused to be made by the Employee that disparages or is likely in any way to harm the reputation of the Company; or

               (vi)  Employee's death.

For purposes of this Section, it is understood and agreed that good faith errors in judgment made by the Employee shall not constitute grounds for termination for cause hereunder. Notwithstanding the above, it is the intent of the Company at all times to comply with the Americans With Disabilities Act, the Family and Medical Leave Act and any other applicable federal and state employment laws. In the case of termination under this Section 6(a), all obligations of the parties under this Agreement shall cease, except for the Company's obligations under Sections 4(a) and 5 herein through the date of the Employee's separation and Employee's obligations under Section 7 hereof.

           (b) By Employee. This Agreement shall be terminable without cause by Employee upon two (2) weeks written notice to the Company. This Agreement shall be terminable by Employee for cause upon thirty (30) days written notice to the Company, if the Company willfully breaches any material terms of this Agreement and provided such breach has not been cured by the Company within such thirty (30) day period. In the case of termination under this Section 6(b), all obligations of the parties in this Agreement shall cease, except for Employee's obligations under Section 7 and, unless the termination by the Employee is without cause, Employer's obligation to pay the Retention Payment.

      97. Confidential Information. In consideration of the covenants of the Company contained herein, Employee agrees as follows:




RETENTION AGREEMENT - PAGE 3

            (a) Employee hereby agrees and acknowledges that he/she has had access to or is aware of certain confidential, restricted and/or proprietary information concerning operation by the Company's business (the "Business"). Employee hereby undertakes and agrees that he/she shall have a duty to the Company to protect such information from use or disclosure.

            (b) For the purposes of this Section 7, the following definitions shall apply:

                (i) "Trade Secret" as related to the Business, shall mean any specialized technical information or data relating to (A) the manufacture and distribution of impact and non-impact imaging supplies for office and home printing devices (including the manufacture and distribution of typewriter and printer ribbons, thermal fax ribbons, cartridges and toner for laser printers, facsimile machines and copiers, cartridges and ink for ink jet printers, specialty papers, calculator ink rolls, and carbon paper; (B) marketing strategy or plans of the Company; (C) proprietary computer software; and (D) terms of contracts with suppliers, employees and principal customers of the Company which are not generally known to the competitors of the Company.

                (ii) "Confidential Information," as related to the Business, shall mean any data or information, other than Trade Secrets, which is material to the Company or its affiliates and not generally known by the public. Confidential Information shall include, without limitation, any information pertaining to the business opportunities of the Company, the details of this Agreement, and the business plans, financial statements and projections of the Company.

            (c) Employee shall not, without the prior written consent of the Company, use or disclose, or negligently permit any unauthorized person who is not an employee of the Company to use, disclose, or gain access to, any Trade Secrets or Confidential Information; provided, however, Employee shall be permitted, and this Agreement shall constitute written consent of the Company, to use Confidential Information, and to disclose such Confidential Information to his/her advisors (including specifically, without limitation, attorneys, accountants, bankers, and others) for the purposes of assessing the viability of and preparing a plan to acquire a portion of the assets of the Company.

            (d) Employee hereby agrees to deliver to, or maintain on behalf of, the Company and its affiliates all memoranda, notes, records, drawings, manuals or other documents, including all copies of such materials, containing Trade Secrets or Confidential Information, whether made or compiled by Employee or furnished to him/her from any source by virtue of his/her relationship with the Company or its affiliates. All such memoranda, notes,





RETENTION AGREEMENT - PAGE 4
         records, drawings, manuals, other documents and other materials shall be delivered to the Company by the Employee upon termination of the Employee's employment with the Company.

         98. Assignments; Successors and Assigns. The rights and obligations of Employee hereunder are not assignable or delegable and any prohibited assignment or delegation will be null and void. The Company may assign and delegate this Agreement to a successor in interest to the Company's business. Any such assignment shall expressly include the obligations herein and shall not relieve the Company of same. The provisions hereof shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto.

         99. Governing Law. This Agreement shall be interpreted under, subject to and governed by the substantive laws of the State of Tennessee, without giving effect to provisions thereof regarding conflict of laws, and all questions concerning its validity, construction, and administration shall be determined in accordance thereby.

         100. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original but all of which will together constitute one and same instrument.

         101. Invalidity. The invalidity or unenforceability of any provision of this Agreement shall not affect any other provision hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         102. Exclusiveness. This Agreement constitutes the entire understanding and agreement between the parties with respect to the retention by the Company of Employee and supersedes any and all other agreements, oral or written, between the parties, including but not limited to the Old Agreement. To the extent the Employee has a claim arising out of the Company's rejection of the Old Agreement, such claim is waived.

         103. Modification. This Agreement may not be modified or amended except in writing signed by the parties. No term or condition of this Agreement will be deemed to have been waived except in writing by the party charged with waiver. A waiver shall operate only as to the specific term or condition waived and will not constitute a waiver for the future or act on anything other than that which is specifically waived.

         104. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first-class postage prepaid by registered mail, return receipt requested, or when delivered if by hand, overnight delivery service or confirmed facsimile transmission, to the following:




RETENTION AGREEMENT - PAGE 5

            (a) If to the Company, at 200 Beasley Drive, P.O. Box 3000, Franklin, Tennessee, 37068, Attention: President and Chief Executive Officer, or at such other address as may have been furnished to the Employee by the Company in writing; or

            (b) If to the Employee, at the address stated below, or such other address as may have been furnished to the Company by Employee in writing.

      105. Consolidation, Merger or Sale of Assets. Nothing in this Agreement shall preclude the Company from consolidating or merging in to or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertaking of the Company hereunder. No such consolidation, merger or transfer shall affect the rights of the Employee or the obligations of the Company hereunder.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                             "COMPANY"

                                             NU-KOTE HOLDING, INC.



                                             By:
                                                --------------------------------
                                                  Patrick E. Howard, President


                                             "EMPLOYEE"



                                              ----------------------------------
                                              Mike Ducey


                                              Employee's Principal Address:


                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------



RETENTION AGREEMENT - PAGE 6